John Hancock
U.S. Growth Fund
Quarterly portfolio holdings 6/30/2022

Fund’s investments
As of 6-30-22 (unaudited)
	Shares	Value
Common stocks 99.5%		$985,600,727
(Cost $775,613,329)
Communication services 9.8%		96,848,685
Entertainment 1.2%
Electronic Arts, Inc.	97,141	11,817,203
Interactive media and services 8.0%
Alphabet, Inc., Class A (A)	36,174	78,832,551
Wireless telecommunication services 0.6%
T-Mobile US, Inc. (A)	46,075	6,198,931
Consumer discretionary 7.4%		73,315,045
Diversified consumer services 1.5%
H&R Block, Inc.	413,790	14,615,063
Internet and direct marketing retail 3.3%
Amazon.com, Inc. (A)	308,904	32,808,694
Specialty retail 2.6%
Lowe’s Companies, Inc.	86,560	15,119,435
Ulta Beauty, Inc. (A)	27,944	10,771,853
Financials 12.4%		123,007,292
Capital markets 6.2%
Ares Management Corp., Class A	202,557	11,517,391
LPL Financial Holdings, Inc.	80,618	14,872,409
Raymond James Financial, Inc.	109,779	9,815,340
The Blackstone Group, Inc.	141,115	12,873,921
The Charles Schwab Corp.	198,831	12,562,143
Consumer finance 1.0%
American Express Company	69,742	9,667,636
Insurance 5.2%
Aon PLC, Class A	47,803	12,891,513
Arch Capital Group, Ltd. (A)	275,792	12,545,778
Arthur J. Gallagher & Company	66,158	10,786,400
MetLife, Inc.	33,428	2,098,944
The Progressive Corp.	115,041	13,375,817
Health care 12.5%		123,614,769
Biotechnology 2.1%
Vertex Pharmaceuticals, Inc. (A)	75,697	21,330,658
Health care providers and services 7.5%
Elevance Health, Inc.	33,665	16,246,056
Humana, Inc.	38,388	17,968,271
UnitedHealth Group, Inc.	77,423	39,766,775
Pharmaceuticals 2.9%
Eli Lilly & Company	87,293	28,303,009
Industrials 3.9%		39,210,907
Aerospace and defense 1.1%
L3Harris Technologies, Inc.	45,273	10,942,484
Building products 0.5%
Johnson Controls International PLC	107,540	5,149,015
Construction and engineering 1.2%
WillScot Mobile Mini Holdings Corp. (A)	381,033	12,353,090
2	JOHN HANCOCK U.S. GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Industrials (continued)
Electrical equipment 1.1%
Acuity Brands, Inc.	69,893	$10,766,318
Information technology 49.6%		491,218,393
Electronic equipment, instruments and components 1.1%
CDW Corp.	68,450	10,784,982
IT services 17.0%
Accenture PLC, Class A	70,075	19,456,324
Cognizant Technology Solutions Corp., Class A	140,137	9,457,846
ExlService Holdings, Inc. (A)	76,224	11,230,082
Fidelity National Information Services, Inc.	129,531	11,874,107
FleetCor Technologies, Inc. (A)	71,140	14,947,225
Gartner, Inc. (A)	60,718	14,683,434
Global Payments, Inc.	111,503	12,336,692
GoDaddy, Inc., Class A (A)	154,446	10,743,264
Mastercard, Inc., Class A	92,305	29,120,381
Visa, Inc., Class A	175,714	34,596,329
Semiconductors and semiconductor equipment 4.7%
Analog Devices, Inc.	111,405	16,275,156
KLA Corp.	37,907	12,095,366
Qualcomm, Inc.	143,186	18,290,580
Software 14.4%
Microsoft Corp.	487,650	125,243,150
Palo Alto Networks, Inc. (A)	34,408	16,995,488
Technology hardware, storage and peripherals 12.4%
Apple, Inc.	827,357	113,116,249
NetApp, Inc.	152,847	9,971,738
Real estate 3.9%		38,385,636
Equity real estate investment trusts 3.9%
Brixmor Property Group, Inc.	667,581	13,491,812
Life Storage, Inc.	110,609	12,350,601
Welltower, Inc.	152,316	12,543,223

	Yield (%)	Shares	Value
Short-term investments 0.0%			$427,172
(Cost $427,172)
Short-term funds 0.0%			427,172
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.7415(B)	427,172	427,172

Total investments (Cost $776,040,501) 99.5%	$986,027,899
Other assets and liabilities, net 0.5%	4,773,134
Total net assets 100.0%	$990,801,033

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 6-30-22.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GROWTH FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of June 30, 2022, all investments are categorized as Level 1 under the hierarchy described above.
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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